Exhibit 10.6

ASSIGNMENT OF PURCHASE AGREEMENT

[RR AL and RR IL]

This Assignment of Purchase Agreement (this “Assignment”) is made as of August 28, 2013 (the “Effective Date”) by and among CHP Partners, LP, a Delaware limited partnership (“Assignor”), and the CHP RAIDER RANCH TX SENIOR HOUSING OWNER, LLC, a Delaware limited liability company and CHP RAIDER RANCH TX TENANT CORP., a Delaware corporation (collectively, “Assignee”).

R E C I T A L S

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns and transfers to the Assignees certain rights under that certain Purchase and Sale Agreement dated as of July 3, 2013 (as may be amended from time to time, the “Purchase Agreement”), by and among RR AL Care Group Limited Partnership, a Delaware limited partnership, and RR IL Care Group Limited Partnership, a Delaware limited partnership (collectively, “Seller”), as seller, and Assignor, as purchaser, as more fully described below:

Assignor hereby assigns and transfers to Assignee, its rights under the Purchase Agreement to acquire the real property and improvements known as (i) the Club at Raider Ranch and the assets related to such property, and (ii) the Isle at Raider Ranch and the assets related to such property.

Assignor represents and warrants that it has not pledged, assigned, sold or otherwise transferred any of its rights, title, and/or interest in, to and under the Purchase Agreement or the Properties to any person or entity other than to Assignee pursuant to this Assignment.

Assignee hereby accepts the foregoing assignment and agrees to assume and be bound by all of the obligations of Assignor under the Purchase Agreement as relates to the respective Property assigned to such Assignee under this Assignment, whether occurring before, on or after the Effective Date. Notwithstanding the foregoing, nothing in this Assignment shall relieve Assignor of any liability for the performance of its obligations under the Purchase Agreement.

Capitalized terms used in this Assignment and not defined elsewhere herein shall have the same meanings as those capitalized terms set forth in the Purchase Agreement.

[Signatures appear on following page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Purchase Agreement as of                                   , 2013.

ASSIGNOR: CHP PARTNERS, LP, a Delaware limited partnership

By:	CHP GP, LLC, a Delaware limited liability
company, its general partner

By:	CNL Healthcare Properties, Inc., a Maryland corporation, its sole member

By:	/s/ Erin M. Gray
Name:	Erin M. Gray
Title:	Vice President

ASSIGNEE: CHP RAIDER RANCH TX SENIOR HOUSING OWNER, LLC, a Delaware limited liability company

By:	/s/ Erin M. Gray
Name:	Erin M. Gray
Title:	Vice President

CHP RAIDER RANCH TX TENANT CORP., a Delaware corporation

By:	/s/ Erin M. Gray
Name:	Erin M. Gray
Title:	Vice President

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